                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): June 17, 2003




                         Commission file number: 0-19603

                         Centennial Communications Corp.
               (Exact name of registrant as specified in charter)

                 Delaware                                     06-1242753
(State or other jurisdiction of incorporation)               (IRS employer
                                                             identification no.)

                                 3349 Route 138
                             Wall, New Jersey 07719
          (Address of principal executive offices, including zip code)

                                 (732) 556-2200
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On June 17, 2003, Centennial Communications Corp. issued a press release announcing that it has priced $500 million of 10 1/8% senior unsecured notes due 2013 to be issued in a private placement transaction. A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by reference.


Item 7.  Financial Statements and Exhibits.

         7(c)     Exhibits

                  99.1 Press Release of Centennial Communications Corp., dated
                       June 17, 2003

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 CENTENNIAL COMMUNICATIONS CORP.


Date:  June 17, 2003                               By:  /s/ Tony L. Wolk
                                                      --------------------------
                                                      Tony L. Wolk
                                                      Senior Vice President,
                                                      General Counsel